UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM ABS-15G
ASSET-BACKED SECURITIZER
REPORT PURSUANT TO SECTION 15G OF
THE SECURITIES EXCHANGE ACT OF 1934

Check the appropriate box to indicate the filing obligation to which this form is intended to satisfy:

Rule 15Ga-1 under the Exchange Act (17 CFR 240.15Ga-1) for the reporting period to

Date of Report (Date of earliest event reported)

Commission File Number of securitizer:

Central Index Key Number of securitizer:

Name and telephone number, including area code, of the person to contact in connection with this filing.

Indicate by check mark whether the securitizer has no activity to report for the initial period pursuant to Rule 15Ga-1(c)(1) [ ]

Indicate by check mark whether the securitizer has no activity to report for the quarterly period pursuant to Rule 15Ga-1(c)(2)(i) [ ]

Indicate by check mark whether the securitizer has no activity to report for the annual period pursuant to Rule 15Ga-1(c)(2)(ii) [ ]

 X  Rule 15Ga-2 under the Exchange Act (17 CFR 240.15Ga-2)

Central Index Key Number of depositor:	0001675497

NMEF Funding 2016-A, LLC
(Exact name of issuing entity as specified in its charter)

Central Index Key Number of issuing entity (if applicable):	0001675637
Central Index Key Number of underwriter (if applicable):	Not applicable

David Evans Katz, (203) 354-6048
Name and telephone number, including area code, of the person to contact in connection with this filing

INFORMATION TO BE INCLUDED IN THE REPORT

PART II: FINDINGS AND CONCLUSIONS OF THIRD-PARTY DUE DILIGENCE REPORTS

Item 2.01 Findings and Conclusions of a Third Party Due Diligence Report Obtained by the Issuer

Attached as Exhibit 99.1 hereto is an agreed-upon procedures report, dated May 9, 2016, of Deloitte & Touche LLP, with respect to certain agreed upon procedures performed by Deloitte & Touche LLP.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the reporting entity has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORTH MILL EQUIPMENT FINANCE LLC (Depositor)

By:	/s/ David Evans Katz
Name: David Evans Katz
Title: Senior Vice President

Dated: May 26, 2016

EXHIBIT INDEX

Exhibit 99.1 Independent Accountants' Report on Applying Agreed-Upon Procedures, dated May 9, 2016.

May 9, 2016

North Mill Equipment Finance LLC 50 Washington Street, 10th Floor Norwalk, Connecticut 06854

Independent Accountants’ Report

on Applying Agreed-Upon Procedures

Ladies and Gentlemen:

We have performed the procedures described below, which were agreed to by North Mill Equipment Finance LLC (the “Company”) and BB&T Securities LLC (“BB&T” and, together with the Company, the “Specified Parties”) related to their evaluation of certain information with respect to a portfolio of equipment contracts in conjunction with the proposed offering of NMEF Funding 2016-A, LLC Equipment Receivables Backed Notes, Series 2016-A (the “Transaction”).

This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants. The sufficiency of these procedures is solely the responsibility of the Specified Parties of this report. Consequently, we make no representations regarding the sufficiency of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

Agreed-Upon Procedures

On April 25, 2016, BB&T, on behalf of the Company, provided us with (i) a computer-generated equipment contract data file and related record layout containing data with respect to 1,406 equipment contracts (the “Initial Data File”) and (ii) a contract listing of 100 equipment contracts (the “Sample Contracts”), each of which are set forth on the Initial Data File.

Further, on April 27, 2016, representatives of the Company provided us with a supplemental data file containing the vehicle identification number for each of the Sample Contracts (the “Supplemental Data File”). We were instructed by representatives of the Company to append the Initial Data File with the information set forth on the Supplemental Data File. The Initial Data File, as adjusted, is hereinafter referred to as the “Statistical Data File.”

At your instruction, we performed certain comparisons and recomputations for each of the Sample Contracts relating to the equipment contract characteristics (the “Characteristics”) set forth on the Statistical Data File and indicated below.

Characteristics

1.    Loan identification number (informational purposes only)

2.    Customer name

3.    Customer city

4.    Customer state

5.    Customer zip

6.    Monthly lease payment

7.    TRAC – lease residual amount

8.    Contract type

9.    Lease start date

10. Lease term

11. Lease equipment description

12. Vehicle identification number (“VIN”)*

13. Down payment and trade in amount

14. Lease equipment cost

15. Credit rating

16. Credit bureau score

17. Original equipment cost

*For “titled assets” only, as indicated by representatives of the Company.

We compared Characteristics 2. through 10. to the corresponding information set forth on or derived from the Security Agreement, Lease Agreement or any amendment associated with the respective Security Agreement or Lease Agreement (collectively, the “Contract”); Characteristics 11. and 12. to the Contract and the “Security Interest Filing”; Characteristics 13. and 14. to the “Invoice”; Characteristic 15. to the “NMEF Credit Scoring Documentation” and Characteristic 16. to the “Credit Bureau Report”.

We compared Characteristic 17. (as set forth on the Statistical Data File) to the sum of the (i) lease equipment cost (Characteristic 14.) and (ii) down payment and trade in amount (Characteristic 13.).

For the purposes of such comparisons, at your instruction:

•	with respect to our comparison of Characteristic 14., for those Sample Contracts having a loan identification number (as set forth on the Statistical Data File) starting with “201” or “211,” we noted a difference with respect to the lease equipment cost set forth on the Statistical Data File and the lease equipment cost set forth on the Invoice. For these Sample Contracts, we were instructed to compare the lease equipment cost (as set forth on the Statistical Data File) to a query provided to us by representatives of the Company on April 28, 2016 from the Company’s leasing system (the “Leasing System Query”). Such comparisons were found to be in agreement; and

•	with respect to Characteristic 16., for those Sample Contracts (i) with one guarantor having more than one credit bureau score (as set forth on the Credit Bureau Report), we were instructed to compare the “Experian/Fair Isaac Credit Score” set forth on the Credit Bureau Report and (ii) with multiple guarantors (as set forth on the Credit Bureau Report), we were instructed to recompute and compare the average Experian/Fair Isaac Credit Score of the applicable guarantors.

In addition to the procedures described above, for each of the Sample Contracts, we looked for the existence of the following:

•	the Contract included a signature in the space designated for the customer’s signature; and

•	the Agreement to Provide Physical Damage Insurance or other related documentation denoting the borrower’s current insurance status (collectively, the “Agreement to Provide Insurance”).

The equipment contract documents described above, including any information obtained from the Company’s leasing system, and any other related documents used in support of the Characteristics were provided to us by representatives of the Company and are collectively referred to hereinafter as the “Equipment Documents.” We were not requested to perform, and we did not perform, any procedures with respect to the preparation or verification of any of the information set forth on the Equipment

Documents and we make no representations concerning the accuracy or completeness of any of the information contained therein. In certain instances, our procedures were performed using data imaged facsimiles or photocopies of the Equipment Documents. In addition, we make no representations as to whether the Equipment Documents are comprehensive or valid instruments or reflect the current prevailing terms with respect to the corresponding Sample Contracts.

Agreed-Upon Procedures’ Findings

The results of the foregoing procedures indicated that the Characteristics set forth on the Statistical Data File, as applicable, were found to be in agreement with the above mentioned Equipment Documents, except as described in Appendix A. Supplemental information is contained on Appendix B.

******

We make no representations as to the (i) actual characteristics or existence of the underlying documents or data comprising the equipment contracts or underlying documentation underlying Statistical Data File or the conformity of their characteristics with those assumed for purposes of the procedures described herein, (ii) existence or ownership of the equipment contracts or (iii) reasonableness of any of the aforementioned assumptions, information or methodologies.

It should be understood that we make no representations as to questions of legal interpretation or as to the sufficiency for your purposes of the procedures enumerated in the preceding paragraphs. Also, such procedures would not necessarily reveal any material misstatement of the information referred to above. The information provided to us, including the information set forth in the Statistical Data File, is the responsibility of the Company.

We were not engaged to conduct, and did not conduct, an (i) audit conducted in accordance with generally accepted auditing standards or (ii) examination or a review conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants, the objective of which would be the expression of an opinion or limited assurance on the accompanying information. Accordingly, we do not express such an opinion, limited assurance, or any other form of assurance, including reasonable assurance. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you. We have no responsibility to update this report for events or circumstances occurring after the date of this report.

None of the engagement, procedures or report was intended to address, nor did they address, the (i) conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) value of collateral securing such assets or (iii) compliance of the originator of the assets with federal, state, and local laws and regulations.

None of the engagement, procedures or report were intended to satisfy, nor did they satisfy, any criteria for due diligence published by a nationally recognized statistical rating organization.

This report is intended solely for the information and use of the Specified Parties identified above and is not intended to be and should not be used by anyone other than these Specified Parties.

Yours truly,

/s/ Deloitte & Touche LLP

Appendix A to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated May 9, 2016.

In applying our agreed-upon procedures as outlined above, we noted the following:

Exception Description Number	Exception Description

1	One difference in Credit bureau score

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.

Appendix B to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated May 9, 2016 (REDACTED).

Supplemental Information Related to the Findings Set Forth on Appendix A

Exception Description Number	Sample Contract number	Characteristic	Characteristic set forth on the Statistical Data File	Characteristic set forth on or derived from the Equipment Documents

1	[REDACTED]	Credit bureau score	660	642

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.